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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2013

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2013, Advance Auto Parts, Inc. (“Company”) and Michael A. Norona, the Company's Executive Vice President, Chief Financial Officer and Assistant Secretary, entered into a Third Amendment to the Employment Agreement between the Company and Mr. Norona dated as of June 4, 2008 (“Third Amendment”). The Third Amendment became effective as of June 4, 2013, and will continue for an initial one-year term, which will be automatically renewable for additional one-year terms unless either party provides notice of non-renewal at least 90 days prior to the end of the then effective term.

In addition to certain other minor changes, the Third Amendment provides that the Company shall reduce the payments to be made to Mr. Norona in connection with a Change in Control to the maximum amount that could be paid to Mr. Norona without giving rise to an excise tax if the aggregate after-tax amount payable to Mr. Norona would be greater after giving effect to such reduction. The Third Amendment also eliminates (i) the tax gross-up payment intended to make Mr. Norona whole for excise taxes that may be imposed on the Change in Control payments that was previously included in the Employment Agreement and (ii) the obligation to accelerate vesting of equity awards upon Change in Control and provides that the vesting of equity compensation in the event of Change in Control will be governed by the terms of the applicable award agreement or grant. The Third Amendment further amends the Employment Agreement to reflect Mr. Norona's current base salary and annual target bonus amounts and to provide that any incentive compensation granted to Mr. Norona by the Company is subject to the Company's Incentive Compensation Clawback Policy as adopted by the Company's Board of Directors or Compensation Committee from time to time. The Third Amendment clarifies that the vesting of Mr. Norona's equity grants upon termination of employment is controlled by the terms of the respective equity awards, and revises the Termination Bonus Payment, as defined in the Employment Agreement, to be the average of annual bonuses paid to Mr. Norona for the past five fiscal years rather three fiscal years.

The foregoing description of the Third Amendment is not complete and is qualified in its entirety by the full text of the Third Amendment, which is filed as Exhibit 10.40 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number

10.40	Third Amendment to Employment Agreement between Advance Auto Parts, Inc. and Michael A. Norona, effective June 4, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: June 6, 2013	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number
10.40	Third Amendment to Employment Agreement between Advance Auto Parts, Inc. and Michael A. Norona, effective June 4, 2013.